EXHIBIT C



                IN THE COURT OF CHANCERY OF THE STATE OF DELAWARE
                          IN AND FOR NEW CASTLE COUNTY

- --------------------------------------------------------
                                                        )
                                                        )    C.A. No. 17475
NUNZIO P. DESANTIS, COURTLANDT G. MILLER                )
and VINCENT VILLANUEVA,                                 )
                                                        )
                                            Plaintiffs, )
                                                        )
                                  v.                    )
                                                        )
STEVE SIMON, STEPHEN RAPHAEL and ELIE                   )
HOUSMAN,                                                )
                                                        )
                                            Defendants, )
                                                        )
                                  and                   )
                                                        )
AUTOLEND GROUP, INC., a Delaware corporation,           )
                                                        )
                             Nominal Defendant.         )
                                                        )
- --------------------------------------------------------




                            FINAL ORDER AND JUDGMENT


     A hearing having been held before this Court (the "Court") on _____________, 1996 (the "Settlement Hearing"), pursuant to the Court's Order of
______________, 1996 (the "Scheduling Order"), upon a Stipulation and Agreement of Compromise, Settlement & Release, dated ______________, 1996 (the "Stipulation"), of the above-captioned action (the "Action"); it appearing that due notice of said hearing has been given in accordance with the Scheduling Order; the respective parties having appeared by their attorneys of record; the
Court  having  heard  and  considered   evidence



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in support of the proposed Settlement,  the attorneys for the respective parties having been heard, opportunity to be heard having been given to all other persons requesting to be heard in accordance with the Scheduling Order; the Court having determined that notice to the stockholders of AutoLend Group, Inc. ("AutoLend") pursuant to the aforesaid Scheduling Order was adequate and sufficient, and the entire matter of the proposed Settlement having been heard and considered by the Court;


     IT IS HEREBY ORDERED, ADJUDGED AND DECREED this ____ day of ___________, 1996 that:


     1. This Action is a derivative action brought on behalf of AutoLend and its stockholders pursuant to Chancery Court Rule 23.1. Plaintiffs were adequately represented by counsel and plaintiffs have fairly and adequately protected the interests of AutoLend and its stockholders.


     2. On ____________ __, 1996, the "Notice of the Pendency of Derivative Action, Proposed Settlement of Such Action, Settlement Hearing and Right To Appear" (the "Notice") was sent by first-class mail to stockholders of AutoLend in compliance with and as provided for in the Scheduling Order. The form and manner of the notice given in the Notice to the stockholders of AutoLend was the best notice practicable under the circumstances, in compliance with due process and Chancery Court Rule 23.1, and included individual notice to the current stockholders of AutoLend who could be identified through reasonable effort.


     3. The parties have fully complied with Chancery Court Rule 23.1. Due and adequate notice of the Action, the Settlement and the Settlement Hearing has been givento the stockholders of AutoLend. A full opportunity has been offered to the stockholders of

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AutoLend to  participate in the Settlement  Hearing.  Accordingly,  it is hereby determined that all named plaintiffs and current stockholders of AutoLend are bound by this Final Order and Judgment and by the Stipulation and the Settlement.


     4. The Stipulation and the terms of the Settlement are hereby approved as being fair, reasonable and adequate as to and in the best interests of AutoLend and the stockholders of AutoLend; the parties thereto are hereby authorized and directed to consummate the Settlement in accordance with the terms and conditions set forth in the Stipulation; and the Register in Chancery is directed to enter and docket this Final Order and Judgment.


     5. Plaintiffs' counsel are awarded attorneys' fees and reimbursement of expenses in the amount of $________, which sum the Court finds to be fair and reasonable, to be paid by AutoLend, in accordance with the terms set forth in the Stipulation.


     6. Without affecting the finality of this Final Order and Judgment in any way, the Court hereby reserves jurisdiction over all matters relating to the administration and effectuation of the Settlement.


     7. The Action is hereby dismissed on the merits and with prejudice subject to the consummation of the Settlement in accordance with the Stipulation.


                                                     ___________________________
                                                     Vice Chancellor



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